Lehman Brothers CEO Energy/Power Conference  Sheraton New York Hotel  September 4-6, 2007  Exhibit 99.2

PPL Facts

PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company's diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations. The strategy is carried out through four principal subsidiaries:

PPL EnergyPlus, which markets energy in key U. S. markets.

PPL Generation, which operates more than 11,000 megawatts of electricity generating capacity in Pennsylvania, Montana, Maine, Illinois, New York and Connecticut, with an additional 355 megawatts of planned upgrade projects.

PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.

PPL Global, which delivers electricity to 3.1 million customers in the United Kingdom and Chile.

Security Ratings

	Moody's	S&P	Fitch
PPL Corp.			
Corporate Credit Rating	Baa2	BBB	
PPL Capital Funding, Inc.			
Medium Term Notes	Baa2	BBB-	BBB
PPL Electric Utilities Corp.			
First Mortgage Bonds			
Senior Secured Bonds	A3	A-	A-
PPL Energy Supply			
Senior Unsecured Notes	Baa2	BBB	BBB+
WPD Holdings Limited			
Senior Unsecured Debt	Baa3	BBB-	BBB
WPD Operating Cos.			
Senior Unsecured Debt	Baa1	BBB+	A-

See a complete list of all PPL rated companies in the appendix

Contacts

Timothy J. Paukovits
Director-Investor Relations
Phone: (610) 774-4124
Fax: (610) 774-5106
tjpaukovits@pplweb.com

Joseph P. Bergstein, Jr.
Financial Specialist
Phone: (610) 774-5609
Fax: (610) 774-5106
jpbergstein@pplweb.com

www.pplweb.com

ppl

i

 PPL Facts (cont.)  Financial and Operating Information  Note: See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.  ii(Unaudited)  ($ in millions, except per share amounts) 12 Months Ended  June 2007 June 2006  Common Equity $5,369 $4,890  Preferred Equity 301 301  Short-Term Debt 96 44  Long-Term Debt 7,584 6,939  Total Capitalization $13,350 $12,174  Total Assets $20,006 $18,339  Operating Revenues $6,442 $6,033  Reported Earnings Per Share -Diluted $2.45 $2.19  Earnings Per Share From Ongoing Operations – Diluted $2.32 $2.29  Market Price Per Share $46.79 $32.30  Book Value Per Share $13.95 $12.84  ROE – Reported 18.52% 18.58%  ROE – Earnings From Ongoing Operations 17.49% 19.11%  Common Shares Outstanding (thousands)  End of Period 384,925 380,813  Average – Diluted 388,664 385,418  Annualized Dividend Rate $1.22 $1.10  Dividend Payout -Diluted, using annualized dividends  Reported Earnings Per Share 50% 50%  Earnings Per Share From Ongoing Operations 53% 48%  Electric Energy Sales – Domestic (millions of kWh)  Retail Deliveries 37,522 36,994  Retail Supply 39,622 39,121  Wholesale Supply  East 18,327 21,340  West 13,467 13,840  Net System Capacity (thousands of KW) 11,556 11,556

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about  future operating results or other future events are forward-looking statements under the Safe  Harbor Provisions of the Private Securities  Litigation Reform Act of 1995. Actual results  may differ materially from such forward-looking  statements. A discussion of factors that could  cause actual results or events to vary is  contained in the Appendix to this presentation and in the Company’s SEC filings.  1

 Growing Shareowner Value  • Continued focus on execution of our  current growth plan  • Extract additional value from our  energy marketing operations  • Multi-faceted expansion of the generation portfolio  • Complete previously announced divestiture plans  2

 Optimize Energy Marketing  • Expand marketing capabilities  • Active participation in energy and  commodity markets  • Manage market, operational and  financial risks  3

 Shrinking Reserve Margins Create  Potential Value for PPL  Reserve Margin  4  5%  10%  15%  20%  2007 2008 2009 2010  PJM Mid-Atlantic Expected Reserve Margin  PJM Required 15% Reserve Margin

Growing Constrained Region in PJM Increases Value of PPL Generation



Existing Constraint
PJM Projected Constrained Region (MAAC + APS) Beginning in 2009
Wallenpaupack
Montour
Susquehanna
PA Combustion Turbines
Lower Mt. Bethel
Constrained Region
Keystone
Conemaugh
Brunner Island
Martins Creek
Safe Harbor
Holtwood
Constrained Region

Source: Map developed based on PJM RPM Planning Period Parameters.

5

 RPM Auction Provided Robust Prices  6  $111.92  $148.80  $210.11  $188.54  $197.67  $40.80  $0.00  $20.00  $40.00  $60.00  $80.00  $100.00  $120.00  $140.00  $160.00  $180.00  $200.00  $220.00  Rest of Pool Eastern MAAC Southwest MAAC  April 2007 Auction Results - 07/08 Planning Year  July 2007 Auction Results - 08/09 Planning Year  $/MWD  PJM RPM Auction Results  • 09/10 Planning year auction – Oct. 2007  • 10/11 Planning year auction – Jan. 2008  PPL Capacity Hedge Position  8%87%94%97%  2010 2009 2008 2007

 Pennsylvania Generation Expansion  Montour/Coal1,542 MW  +16 MW  +600-800 MW  Brunner Island  Coal  1,483 MW  +21 MW  Holtwood  Hydro  109 MW  +125 MW  Wallenpaupack  Hydro  44 MW  Martins Creek  Coal, Gas, Oil  1970 MW  Keystone  Coal  211 MW  Conemaugh  Coal  278 MW  Safe Harbor  Hydro  140 MW  Lower Mt. Bethel  Gas  582 MWPA Combustion Turbines  (11 Sites in Central & Eastern PA)  Oil  451 MW  Susquehanna Nuclear  2,120 MW  +143 MW  +1500-1800 MW  7Base load expansion capabilities  Planned Uprates 305 MW  Existing Generation 8,930 MW

 Expanding Renewable Energy Portfolio  • Currently there are not enough renewable energy credits in the market  • Plan to invest $100 million to develop renewable projects over next five years  – Included in current capex program  • Contracts in place with renewable energy facilities  8

 PPL EU Completed First RFP for 2010  • Solicitation for 850 MWs of residential  and small commercial and industrial  load  • PUC approval of winning bids received July 26, 2007  • Based on first solicitation results,  residential bills could increase by approximately 28%  • Second solicitation bids due October 1,  PUC approval expected October 4  9

 PPL Electric Utilities Distribution Rate Case Settlement  $2,020 million Distribution rate base  43.1%Common equity  11.5%Return on equity  $55.0 million$77.0 million Revenue increase  Global Settlement  PPL Electric  Utilities Request  10  Fall 2007 ALJ to issue recommended decision (non-binding)  By December 2007 PUC adopts and enters final order  January 1, 2008 New distribution rates effective

 PA Energy Legislation Update  • Two energy-related bills recently  enacted  – HB1203 – Alternative Energy Portfolio  Standard Act  – HB1530 – Electric Choice and Competition  Act  • Amendments allow voluntary contracts  between EDCs and industrial customers;  • Allow EDC ownership of generation to serve  large industrial customers  11

 Special Session on Energy  • Begins September 17 and runs concurrently with regular legislative session  • Remaining components of Governor's Energy Strategy to be addressed  – Funding for alternative energy (asurcharge on customers’ bills)  – Conservation and demand management  – Governor proposed “least cost portfolio”  – A liquid fuels standard  12

 PPL Electric Utilities Initiatives  • Complete the transition from generation rate caps in ways that foster trust and confidence  • Rate design strategies  • Energy efficiency and DSM programs  • Education and outreach  13

 Divestiture Update  Assets  Latin America  El Salvador  Bolivia  Chile  Telecom  Gas Utilities  Status  SOLD  SOLD  Closing by  end of 2007  SOLD  Closing by end of  2008  14

 Cash Flow Forecast  Millions  -$300  -$100  $100  $300  $500  $700  $900  $1,100  2006A 2007 2008 2009 2010  Free cash flow before dividends  15  Note: See Appendix for the reconciliation of cash flow measures.

 $0.82  $0.92  $1.00  $1.10  $1.22  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  2004 April  2005  October  2005  April  2006  April  2007*  $/share  Annualized  Continued Dividend Growth  16  *Annualized rate based on quarterly dividend declared in February 2007.

 Strong Long-Term Earnings Growth  17  *  Forecast  $3.50  $2.45 $2.25  $0.00  $1.00  $2.00  $3.00  $4.00  2006A** 2007** 2010  To be  updated  later in  2007  ** Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from  ongoing operations.  * Midpoint of $2.40 to $2.50 earnings forecast.

 PPL

 Market Prices  EAST   PJM  On-Peak  Off-Peak  ATC (2)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (2)   GAS (3)  NYMEX  TZ6NNY   PJM MARKET HEAT  RATE (5)   Actual Forward (1) At 12/05 (4)  2006 2007 2008 2010 2010  8.5  $7.30  $7.25  $45  $39  $50  $51  $37  $62  8.08.48.28.5  $9.01$9.38$9.52$8.27  $8.00$8.36$8.41$7.24  $58$66$64$54  $52$58$57$48  $62$72$69$59  $59$64$62$56  $48$51$49$44  $72$79$78$70   (1) Market prices based on the average of broker quotes as of 6/29/2007.  (2) 24-hour average.  (3) NYMEX and TZ6NNY forward gas prices on 6/29/2007.  (4) Prices at 12/2005 when 2010 earnings forecast of $3.50 was developed.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 Current Hedge Positions -Electricity and Fuel  A-2  78%86%97%Total  Coal  70%80%96%East  100%100%100%West  94%97%98%Total  77%100%100%West  97%97%97%East  Electricity Sales  200920082007

 PPL’s Generation Portfolio  Total Domestic Generation: 11,196 MW  Planned Uprate Projects:  355 MW  *Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by  September 2007 and 60 MW expected loss due to increased plant usage during scrubber  operation.  A-3  Coal 3,454*  Nuclear 2,120  Oil 1,722  Gas 1,524  Hydro 337  CTs 451  QFs 299  East 9,907 MW*  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2011) 125  Coal Uprate (2007-2009) 37  Coal 687  Hydro 602  West 1,289 MW  Coal Uprate (2007-2008) 10  Hydro Uprate (2007) 12  Hydro Uprate (2011) 28

 ..In 2007, 94% of our owned generation output is expected to be produced at a fuel cost of approximately $16/MWh or less.  PPL Supply Business Overview  Production GWh  A-4  Gas/Oil  32%  Coal  39%  Nuclear  18%  Hydro  8%  QFs 3%  Installed Capacity MW  Gas/Oil  6%  Coal  56%  Nuclear  30%  Hydro  8%

 Proactive Coal Supply Management  Supports Growth in Margins  Projected 2007 Coal Supply  • Supply region diversity  • Fleet trains (1600 cars)  • Average delivered costs  – 4%-5% annual  increase  2006 to 2010  A-5  Central PA  16%  PRB  6%  Montana  Mine-mouth  21%  Central  Appalachia  12%  Southwest PA  45%

 Key Drivers/Challenges Through 2010  • Increased prices for POLR sales  • Expiration of supply contracts remarketed at current forward prices  • Power plant uprates  • Net economic benefits from the installation of  scrubbers at the Montour and Brunner Island coal- fired power plants  • Increased fuel and O&M costs  • Loss of synfuel tax credits and increased replacement coal costs  • Cost of compliance with evolving environmental regulation  A-6

 Increasing Prices Under the POLR Contract  $42.30 $42.70 $43.30 $44.10  $47.80 $48.40 $49.10 $50.20  0  10  20  30  40  50  60  2002 2003 2004 2005 2006 2007 2008 2009  $/MWh  A-7  Note: Includes Gross Receipts Tax (GRT) at a rate of 4.4%.

 Scrubbers Expected to be Completed  on Budget and on Schedule  Montour Unit #2 Absorber  A-8  Q2-09Brunner Island 1 & 2  Q4-08Brunner Island 3  Q2-08Montour 2  Q1-08Montour 1  In-Service Dates

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-9  $832$391$90$(89)$167Free Cash Flow before Dividends  34(2)1931085Other Investing Activities-net  (1,284)(1,286)(1,398)(1,747)(1,394)Capital Expenditures  --(310)(294)(282)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,082$1,679$1,779$1,642$1,758Cash from Operations  20102009200820072006  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of El Salvadoran, Bolivian and  domestic telecommunications operations.

 Millions  $738  $1,121  $819  $643 $570 $603  $340  $315  $291  $348 $409 $469  $316  $311  $288  $295 $305  $311  $0  $400  $800  $1,200  $1,600  $2,000  2006A 2007E 2008E 2009E 2010E 2011E  Supply PA Delivery International Delivery  $1,394  $1,284  $1,383$1, 286  $1,398  $1,747  Capital Expenditures by Segment  A-10

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2007 2007 2006 2005  Per Share Earnings from Ongoing Operations $2.50 $2.40 $2.25 $2.08  Special items (net of taxes):  economic hedges 0.07 0.07 (0.03)  Write-off of Hurricane Isabel regulatory asset (0.02)  Synfuels impairment (0.01)  Sale of interest in Griffith (0.04)  Enron reserve adjustment 0.03  Stock-based compensation adjustment (0.01)  Conditional asset retirement obligation (0.02)  Off-site remediation of ash basin leak 0.02 (0.07)  Sale of Sundance (0.12)  PJM billing dispute 0.01 (0.07)  NorthWestern litigation (0.02)  Benefits related to Black Lung Trust assets 0.05  Susquehanna w workforce reduction (0.01)  Impairment of nuclear decom. trust investments (0.01)  Divestiture of Latin American businesses 0.11 0.11  Impairment of telecommunication assets (0.05) (0.05)  0.13 0.13 (0.01) (0.31)  Reported Earnings Per Share $2.63 $2.53 $2.24 $1.77  Note: Per share amounts are based on diluted shares outstanding.  Forecast  MTM adj's from energy-related, non-trading  Actual  A-11

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	
Senior Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Medium-Term Notes	Baa2	BBB-	BBB
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	
First Mortgage Bonds	A3	A-	A-
Pollution Control Bonds*	Aaa	AAA	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

*Insured

A-12

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Preferred Stock	Baa3	BB	BBB
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

A-13

Forward-Looking Information Statement  A-14  Statements contained in this news release, including statements with respect to future earnings, energy prices, margins, sales  and supply, marketing performance, growth, revenues, expenses, rates, cash flows, credit profile, financing, dividends,  business disposition, corporate strategy, capital additions and expenditures, and generating capacity and performance, are  “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the  expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a  number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The  following are among the important factors that could cause actual results to differ materially from the forward-looking  statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on  the phaseout of synthetic fuel tax credits and synthetic fuel operations; weather conditions affecting generation production,  customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power  markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to capital markets  and credit facilities of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or  applications of existing requirements; operation and availability of existing generation facilities and operating costs;  transmission and distribution system conditions and operating costs; current and future environmental conditions and  requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and  other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating  units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects,  markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic  conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary  governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state,  federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL  Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and  decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and  the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit  ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its  subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of  PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important  factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange  Commission.

 Definitions of Financial Measures  A-15  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits  or gains that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic  hedges. The mark-to-market impact of these hedges is economically neutral to the company in that offsetting  gains or losses on underlying accrual positions will be recognized as energy is delivered over the terms of the  contracts. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or  net income, which is an indicator of operating performance determined in accordance with generally accepted  accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP  measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings  performance as another criterion in making their investment decisions. PPL’s management also uses earnings  from ongoing operations in measuring certain corporate performance goals. Other companies may use different  measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net,  as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends  should not be considered as an alternative to cash flow from operations, which is determined in accordance with  GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important  measure to both management and investors since it is an indicator of the company’s ability to sustain operations  and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other  companies may calculate free cash flow before dividends in a different manner.